UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) January 26, 2023 (January 23, 2023)

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7575 West Jefferson Blvd, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock voting, $0.0025 par value	STLD	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 23, 2023, the Board of Directors (the “Board”) of Steel Dynamics, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”) that became effective immediately upon approval by the Board. The Amendment (i) amends Section 1.1 of the Bylaws to reflect the current principal office of the Company, (ii) amends Section 3.2 of the Bylaws to (x) state that the number of directors of the Company shall be no less than five (5) nor more than thirteen (13), (y) state that the Board shall determine the exact number of directors from time to time by resolution and (z) clarify that directors need not be shareholders of the Company when first nominated or elected to the Board of Directors, but thereafter will be subject to the Company’s equity ownership policy for directors, (iii) amends Section 3.8 of the Bylaws to state that the Board Chair shall preside at all meetings of the Board (unless absent) and (iv) adds a new Section 3.16 to the Bylaws to add proxy access provisions to the Bylaws, which permit a stockholder, or group of up to twenty (20) stockholders, owning at least three percent (3%) of the Company’s outstanding stock continuously for at least three (3) years, to nominate and include in the Company’s proxy materials for an annual meeting of stockholders, a number of director nominees equal to the greater of (x) two (2) director nominees or (y) twenty percent (20%) of the Board, provided that the stockholder(s) and director nominee(s) satisfy the requirements set forth in the Bylaws.

The foregoing description of the terms and conditions of the Amendment and the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.2e and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d )       Exhibits.

The following exhibit is filed with this report:

Exhibit Number	Description

3.2e	Amendment to Amended and Restated Bylaws of Steel Dynamics, Inc.

104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/ Theresa E. Wagler
Date: January 26, 2023	By:	Theresa E. Wagler
	Title:	Executive Vice President and Chief Financial Officer